UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

RUBIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38586	46-2688109
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Binney Street, Suite 300 Cambridge, MA	02139
(Address of registrant’s principal executive office)	(Zip code)

(617) 679-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RUBY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 15, 2021, Rubius Therapeutics, Inc. (the “Company”) announced initial clinical, pharmacodynamic and tumor trafficking data from its ongoing Phase 1/2 clinical trial of RTX-240 in patients with advanced solid tumors. The Company also shared tumor trafficking data from one patient with relapsed/refractory acute myeloid leukemia (AML) in the second Phase 1 arm of the study. The Company believes these data provide initial proof-of-concept of the RED PLATFORM® by providing evidence that red blood cells can be engineered to mimic the human immune system and stimulate adaptive and innate immunity to generate clinical responses in cancer patients with refractory disease.

Initial Efficacy Data

Five (5) dose cohorts were completed in the solid tumor trial at the time of the data cutoff on February 28, 2021 (n=16), with 16 patients evaluable for safety (primary outcome measure) and 15 patients evaluable for efficacy (secondary outcome measure) based on RECIST v1.1.

The study is continuing to enroll patients and despite the fact that dose optimization is still ongoing, RTX-240 generated:

•	A confirmed partial response (PR) with a 54% reduction in the target lesions at the 1e8 dose administered every 4 weeks in a patient with metastatic anal cancer whose disease had progressed on anti-PD-L1 therapy. Treatment of this patient was ongoing 8 months following the first dose at data cutoff;
•	An unconfirmed PR with complete resolution of the target hepatic lesion and resolution of 14/15 hepatic lesions at the 1e10 dose administered every 4 weeks in a patient with metastatic uveal melanoma whose disease had progressed on anti-PD-1 therapy; Treatment of this patient was ongoing 4 months following the first dose at data cutoff; and
•	Stable disease (SD) was observed in 6 patients, including 4 individual patients with stable disease for at least 12 weeks:
o	Non-small cell lung cancer (disease stabilization for 12 weeks with treatment ongoing as of the data cutoff);
o	Soft tissue sarcoma (disease stabilization for 4 months);
o	Pancreatic cancer (disease stabilization for 3 months); and
o	Prostate cancer (disease stabilization for 4 months).

Initial Safety Data

The most common treatment-related Grade 1/2 adverse events were fatigue (n=4), chills, nausea, decreased appetite and arthralgias all reported in 3 patients each. There were no treatment-related Grade 3/4 adverse events, no dose-limiting toxicities and a single Grade 1 event of liver toxicity.

Ten (10) immune-related adverse events (irAE) were observed among 5 patients with no reported treatment-related Grade 3/4 irAEs. Grade 2 treatment-related irAEs included pneumonitis (n=1), adrenal insufficiency (n=1) and hypothyroidism (n=1).

Pharmacodynamic Data

In addition to evaluating safety and preliminary efficacy data, the trial is evaluating the pharmacodynamic effects of RTX-240:

•	RTX-240 stimulated innate and adaptive immunity as demonstrated by the activation and/or expansion of NK or memory CD8+ T cells in all patients, with 9/16 patients showing activation and expansion in both cell types. There was an overall trend towards a dose response in absolute NK cell numbers (expansion);
•	Detailed NK cell analysis showed an increased percentage of CD16+CD56dim (mature NK cells) and CD56bright (immature NK cells) across dose levels
o	These cell subtypes are associated with cytotoxicity and cytokine production respectively; and
•	RTX-240 induced expression of key NK cell activation receptors, including NKp30 and the ratio of cells expressing the activation receptor NKG2D versus the inhibitory receptor NKG2A.
o	This specific signature of NK cell receptor expression may allow selection of specific tumor types with predicted sensitivity to RTX-240.

Tumor Infiltration Data

Immune cell trafficking into the tumor microenvironment (TME) was assessed by tumor biopsies from participating patients with solid tumors (optional; n=4) and AML (standard of care; n=1).

•	Trafficking of T and NK cells into the TME was observed in 3/5 patients (1.6 to 10-fold increases), including one patient each with metastatic mesothelioma, metastatic soft tissue sarcoma and refractory AML. Tumor infiltration was not observed in patients with ovarian cancer (n=1) and heavily pretreated melanoma (n=1);
•	There was increased expression of PD-L1 observed in 3/4 patients with solid tumors, suggesting an improved immune-permissive TME; and
•	In one patient with AML, trafficking of T and NK cells into the bone marrow was associated with increases in the cellularity of the marrow.

A copy of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Company’s presentation to be shared with investors and others from time to time in connection with today’s announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s expectations with respect to the therapeutic potential of its pipeline of Red Cell Therapeutics, including RTX-240, its expectations regarding the timing, enrollment, data from and success of the future cohorts and phases of the clinical trial of RTX-240, including the Phase 1/2 clinical trial of RTX-240, its plans to initiate a RTX-240 Phase 2 expansion cohort, an RTX-240 Phase 1 clinical trial in combination with an anti-PD-1 therapy in advanced solid tumors and file an Investigational New Drug application for RTX-224 over the next twelve months, its expectations regarding the biological effects of RTX-240 on innate and adaptive immunity and the related therapeutic benefits, its expectations regarding the initial preliminary data from RTX-240 and the related therapeutic benefits and validation of its RED PLATFORM and its expectations regarding its strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this report are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this report, including, without limitation, those risks and uncertainties related to the development of the Company’s Red Cell Therapeutic product candidates and their therapeutic potential and other risks identified in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent filings with the SEC and risks and uncertainties related to the severity and duration of the impact of COVID-19 on our clinical trials, business and operations. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this report release represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Rubius Therapeutics, Inc. on March 15, 2021, furnished herewith.
99.2	Presentation of Rubius Therapeutics, Inc., dated March 15, 2021, filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2021	RUBIUS THERAPEUTICS, INC.

	By:	/s/ Jose Carmona
Jose Carmona
Chief Financial Officer